Fees Summary	Jul. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,667,857.95
Previously Paid Amount	0.00
Total Fee Amount	1,058.94
Total Offset Amount	0.00
Net Fee	$ 1,058.94